SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

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ASTOR ACTIVE INCOME ETF FUND

ASTOR LONG /SHORT ETF FUND

ASTOR S.T.A.R. ETF FUND

each a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, NE 68154-1150

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 16, 2013

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund (each a “Fund” and, together, the “Funds”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788, on August 16, 2013 at 10:00 a.m., Eastern Time, for the following purposes:

1.

To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and National Asset Management, Inc., the proposed investment adviser to the Funds.  (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 10, 2013 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 16, 2013.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.proxyonline.us/docs/astorfunds.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

July 22, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

ASTOR ACTIVE INCOME ETF FUND

ASTOR LONG /SHORT ETF FUND

ASTOR S.T.A.R. ETF FUND

each a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, NE 68154-1150

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 16, 2013

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund (each a “Fund” and, together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 16, 2013 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about July 22, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and National Asset Management, Inc., the proposed investment adviser to the Funds.  (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 10, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 877-738-0333 or on-line at www.astorim.com.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND NATIONAL ASSET MANAGEMENT, INC.

Background and Information on the Merger

The primary purpose of this proposal is to approve National Asset Management, Inc. (“NAM”) to become the new investment adviser to the Funds.  To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and NAM.  Shareholders of each Fund, voting separately, will vote on this proposal with respect to their Fund.  Approval of the New Advisory Agreement with respect to a Fund will not raise the fees paid by any Fund or its shareholders.

The Funds’ current investment adviser, Astor Asset Management LLC (“Astor”), is an indirect, wholly-owned subsidiary of Knight Capital Group, Inc. (“Knight”). On December 19, 2012, Knight, GETCO Holding Company, LLC (“GETCO”) and GA-GTCO, LLC (“GA-GTCO”), a unitholder of GETCO, agreed to a strategic business combination that became effective on July 1, 2013 (the “Transaction”)  After the transaction was announced, Astor was informed by Knight of its decision to terminate the operations of Astor and liquidate Astor. As a result, Knight instructed Astor to begin the process of winding down Astor, including providing written notice to the Funds that Astor would no longer serve as adviser to the Funds.  Accordingly, Astor gave 60 days’ written notice on June 19, 2013 that it would no longer serve as investment adviser to the Funds.  Astor is currently serving as investment adviser to the Funds pursuant to an interim advisory agreement that took effect on July 1, 2013 (the “Current Advisory Agreement”) because the previous investment advisory agreement with Astor (the “Previous Advisory Agreement”) terminated on July 1, 2013 as a result of the Transaction.

NAM desires to serve as the new investment adviser to the Funds. NAM is a privately-held investment advisory firm based in New York, New York that is registered as an investment adviser with the Securities and Exchange Commission.  As of June 30, 2013, NAM had approximately $1.04 billion in assets under management. NAM was recommended to the Board by the current portfolio management team. The Board considered one alternative adviser that was suggested by officers of the Trust. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that management agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a Fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with NAM. If the proposed New Advisory Agreement is approved, the Funds will continue to use the name “Astor” without compensation to Astor.

The effective date of the New Advisory Agreement with respect to a Fund will be the date shareholders of the Fund approve the New Advisory Agreement.

At a meeting held on July 9, 2013 (the “Board Meeting”), the Board of Trustees of the Trust approved the New Advisory Agreement for the Funds, subject to shareholder approval. The Current Advisory Agreement allows Astor to continue to manage the Fund while the Trustees solicit shareholder approval for the New Advisory Agreement with NAM.

Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Advisory Agreement.

The Advisory Agreements

Under the terms of the Current Advisory Agreement, Astor is entitled (subject to shareholder approval) to receive an annual fee from each Fund equal to the percentages of such Fund’s average daily net assets set forth below:

Fund	Management Fee
Astor Active Income ETF Fund	0.70%
Astor Long/Short ETF Fund	1.00%
Astor S.T.A.R. ETF Fund	1.00%

For such compensation, Astor, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement at a meeting held on May 21, 2013.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with NAM.  The terms and conditions of the New Advisory Agreement are substantially similar in all material respects to those of the Current Advisory Agreement and the Previous Advisory Agreement, except that the date of its execution, effectiveness, and termination are changed, and under the Current Advisory Agreement the advisory fees are held in escrow pending shareholder approval of the New Advisory Agreement., and two separate agreements have been combined into one agreement.  If the New Advisory Agreement with NAM is not approved by the shareholders of one or more of the Funds, the Board of Trustees and NAM will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement will become effective with respect to a Fund upon approval by the shareholders of that Fund.  The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by NAM given to one or more of the Funds.

The New Advisory Agreement, like the Current Advisory Agreement, provides that NAM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning NAM

NAM is a corporation organized under the laws of the State of Washington and located at 120 Broadway, 27th Floor, New York, NY 10271.  The names, titles, addresses, and principal occupations of the principal executive officers of NAM are set forth below:

Name and Address*:	Title:	Principal Occupation:
Mark Harry Goldwasser	Chief Executive Officer and Director	CEO and President of National Securities Corp
Alan Bruce Levin	Secretary and Director	CFO National Securities Corp., vFinance and National Holdings Corp.
Paul A. Keaton	Chief Compliance Officer	Chief Compliance Officer of NAM
Kay Alison Johnson	Vice President	Chief Compliance Officer of National Securities and vFinance

* Each officer address is in care of NAM, 120 Broadway, 27th Floor, New York, NY 10271.

NAM is a wholly owned subsidiary of National Holdings Corporation, a Delaware Corporation.     NAM is under common control with two broker-dealers, National Securities Corporation and VFinance Investments, Inc., and one insurance company, National Insurance Corporation.  A private management fund organization, Salient Technology and Social Media Fund Management Associates, LLC, is wholly owned by NAM.  Additionally, a private fund management organization, TSIF Management Associates, LLC, is majority owned by NAM.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees held on July 9, 2013, the Board, including the Independent Trustees, deliberated whether to approve the New Advisory Agreement with NAM.  In determining to approve the New Advisory Agreement, the Trustees considered written materials provided by NAM (the “Report”) that had been provided to the Board prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent & Quality of Services.  The Trustees noted NAM has nearly $1 billion in assets under management for more than 2,700 clients that include high net worth individuals, pooled investment vehicles, charitable organizations, corporations, trust accounts and pension and profit sharing plans, providing its clients with services such as personalized financial planning, portfolio management, pension consulting, and selection of other advisers.  The Trustees reviewed the structure of the advisory firm and noted to their satisfaction that NAM will provide fully integrated teams providing research, marketing and compliance to the Funds, and has access to other resources due to being part of a larger financial organization.  The Trustees acknowledged as a positive to shareholders of the Astor Funds that several investment professionals from the Funds’ previous adviser, who have been instrumental to the implementation of the Funds’ strategies, will move to NAM to be part of the investment team, which will result in a smoother transition of the Funds to NAM. The Trustees discussed the fact that the portfolio management team and investment committee plan to perform the research and analytics for all Funds using macroeconomic models and indicators in executing and managing the strategies of the Funds.  They noted that the key personnel who will manage these teams upon joining NAM have diverse financial experience, knowledge and skill sets, making them well suited to fulfill their roles in providing support to the Funds.  With respect to the portfolio management team, the Trustees noted that the team performs the research and analytics for all Funds using technical indicators along with collecting and analyzing economic and market data relevant to each Fund, in order to implement the Fund’s strategies and provide portfolio risk management.  With respect to portfolio risk management, they noted the portfolio management team is committed to using ETFs, which adds a layer of risk management through diversification to avoid concentration risk and other systemic risk factors.  The Trustees further noted that NAM’s CCO will work together with the investment committee and trading personnel to monitor each Fund’s compliance with investment guidelines and fund limitations by utilizing spreadsheet reports containing sector weightings, position size and exposures.  The Trustees discussed at length NAM’s 2013 SEC exam, noting NAM’s stated commitment to emphasize a culture of compliance, beginning with NAM’s leadership down through the rest of the organization, to address the SEC’s and the Trustees’ concerns, and noted, for example that NAM has hired new individuals, including a new CCO.  The Trustees also discussed NAM’s willingness to meet the Boards requirement that NAM subject itself to a level of scrutiny more frequent and wide-ranging than usual by the Trust’s CCO throughout the process of restructuring NAM’s compliance program and processes.  The Trustees expect the level of service experienced with the Funds’ current management team to continue.

Performance.

Astor Active Income. The Trustees noted the Fund returned 7.86% and 5.84% over the last one year and since inception, but trailed its peer group by a small percentage (with returns of 8.21% and 7.67%, respectively) during the same periods.  They further noted the Fund outperformed the Intermediate Bond Morningstar category average (5.09%) as well as the Barclay Aggregate Bond Index (3.78%), during the one year period, and outperformed these two benchmarks since inception.  After discussion, the Trustees concluded the Fund’s portfolio management team is meeting the Fund’s objective of income and capital preservation over a relatively short period of time.

Astor Long/Short.  The Trustees noted the Fund returned 6.91% over the last one year, outperforming its peer group (5.5%) but slightly underperforming the Conservative Allocation Morningstar category average (7.05%).  They noted, however, the Fund’s longer term performance, over the trailing 3 year period and since inception, showed underperformance in comparison to each of its benchmarks.  The Trustees noted that the Fund’s portfolio management team has made efforts to improve performance recently.  The Trustees discussed the Fund’s recent improving performance noting that it is close to meeting its objective of total return, and during the last year moved to the top quartile among its peers.  They reviewed the Fund’s volatility, risk adjusted returns and Sharpe Ratios.  The Trustees considered the Fund is rated as a 1-star fund currently, long term performance is poor and, therefore, the Fund’s performance should continue to be monitored.

Astor S.T.A.R.  The Trustees reviewed the Fund’s performance over the last one year and since inception in 2011, returning 16.54% and 16.94% respectively, noting that it outperformed the World Allocation Morningstar category average over those periods (6.26% and 9.89%, respectively), and outperformed its peer group over the last one year (10.60%) and slightly underperforming the peer group since inception, which returned 18% over that same period.  The Trustees discussed that the available performance period was relatively short, but nonetheless expressed their satisfaction with the Fund’s returns.  They noted the Fund’s objective is capital appreciation with less volatility than the overall market, and based on performance information provided, the Fund’s portfolio management team is meeting the Fund’s objective.

Fees and Expenses.

Astor Active Income.  The Trustees noted the Fund’s fee of 0.70% is slightly higher than the peer group average of 0.63%, but considered that one fund in the peer group charges a 0.00% fee, which skews the average below that of the Fund.  They further noted the fee charged is higher than that of the Morningstar category average, 0.48%.  With respect to the expense ratio, they noted the Fund’s net expense ratio of 1.20% is acceptable in comparison with the peer group average (0.90%) and Morningstar category average (1.06%), especially when taking into account the fact that, under the Expense Limitation Agreement, NAM projects that it will waive nearly all fees earned over the next year.

Astor Long/Short.  The Trustees noted the Fund’s fee of 1.00% is less than the average of fees charged by its peer group, 1.37%, but nearly double that of the Conservative Allocation Morningstar category average of 0.56%.  They considered, however, that the Fund’s fee is more comparable to the Multi-Alternative Morningstar category, which averages 1.12%, and which the Fund’s portfolio management team believes is a more accurate category for the Fund.  The Trustees also reviewed the Fund’s net expense ratio, 1.50%, noting that it is lower than the average net expense ratios of both the peer group (2.03%) and the Morningstar categories (1.56% and 1.87%).

Astor S.T.A.R.  The Trustees noted the Fund’s fee of 1.00% was higher than the average of its peer group at 0.96%, and Morningstar category at 0.72%.  They considered, however, that some funds in the peer group are quite large in terms of assets.  With respect to the expense ratio, they noted the Fund’s net expense ratio of 1.50% is in line with the peer group (1.27%) and Morningstar category average (1.58%), especially considering the size of the Fund.

The Trustees concluded that the costs are reasonable in light of the quality services to be provided.

Economies of Scale.  The Trustees noted that expense caps are in place for each Astor Fund, and that NAM has indicated its intention to enter into an expense limitation agreement on the same terms as the previous adviser.  They noted that the management team anticipates growth in the coming year, with total assets growing to $10-25 million in Astor Active Income, $75 million in Astor Long/Short and $25-50 million in Astor S.T.A.R.  The Trustees discussed NAM’s willingness to consider breakpoints after the funds have accumulated more assets that lead to economies of scale.  The Trustees also noted that the Funds’ management team believes access to greater distribution will make achieving economies of scale more likely, and that hiring NAM to manage the Funds would allow for such access.

Profitability.

The Trustees reviewed the profitability analyses that NAM prepared with respect to managing each of the funds.  They noted that NAM projected a loss for one of the funds (Astor Active Income) and a profit in connection with its relationship with the other two (Astor Long/Short and Astor S.T.A.R.) over the next year.  The Trustees noted that for the latter two funds, profit in both cases was reasonable in terms of percentage of revenue and actual dollars.  The Trustees concluded that excessive profitability was not a concern for Astor Active Income, and that NAM’s projected profitability was reasonable for both Astor Long/Short and Astor S.T.A.R.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed New Advisory Agreement is in the best interests of each Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68154-1150.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain Astor as Fund manager and investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds.  Gemini Fund Services, LLC, provides the Funds with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services provides the Funds with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of each Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
Astor Active Income ETF Fund	54,443.726
Astor Long /Short ETF Fund	3,178,802,359.487
Astor S.T.A.R. ETF Fund	488,351.675

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal 1.  Shareholders of each Fund will vote separately with respect to their Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement with respect to that Fund.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of each Fund on the Record Date are listed in the following table.

Name & Address

Shares

Percentage of Fund

Astor Active Income Fund

Class A Shares

Charles Schwab

17,657

32.46%

101 Montgomery Street

San Francisco, CA 94104

Cistercian Monastery

7,225

13.27%

564 Walton Ave.

Mount Laurel, NJ 08054

Astor Asset Management, LLC

6,005

11.03%

111 S. Wacker Dr Suite 3910

Chicago, IL 60606

Cosby

3,853

7.08%

5511 Red Ribbon Point

Beverly Hills, FL 34465

Class C Shares

Barbara Rutkowski

2,871

5.27%

2801 Market Street

St. Louis, MO 63103

Ronald Skonning

1,494

23.81%

2801 Market Street

Saint Louis, MO 63103

Astor Long/Short ETF Fund

None

Astor S.T.A.R. ETF Fund

Class A Shares

TD Ameritrade

130,361

26.69%

PO Box 2226

Omaha, NE 68103

Margaret Wooster

50,582

10.36%

9785 Towne Centre Drive

San Diego, CA 92121

Charles Schwab

47,288

9.68%

101 Montgomery St

Chicago, IL 60606

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged AST, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation.  The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $7,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by NAM or its affiliated persons.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Astor will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Astor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Omaha, NE 68154-1150.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 16, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at www.proxyonline.us/docs/astorfunds.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated July 22, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

 and

NATIONAL ASSET MANAGEMENT, INC.

      AGREEMENT (the "Agreement"), made as of August [XX], 2013 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), National Asset Management, Inc. a corporation organized and existing under the laws of the State of Washington (the "Adviser") located at 120 Broadway, 27th Floor, New York, NY 10271.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.   The Adviser shall provide such additional administrative services related to its advisory functions or the functions listed below, as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, assumed in this Section, .

      1.2.3 [RESERVED]

      1.2.4 [RESERVED]

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Provide such information as may be reasonably requested in connection with the preparation of  all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws, and review sections of those reports and filings related to Adviser’s functions and designated responsibilities under this Agreement.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any  change in “control,” as that term is defined in Section 2 of the Act ..  The Adviser shall provide prompt, advance notice, to the extent practicable, of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds ..

      2.1 Expenses to be Paid by Adviser.   The Adviser shall pay all salaries, expenses and fees of any officers, Trustees and employees of the Trust who are officers, directors , members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund , and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund 's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund 's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund 's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge any of its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund  Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[ Signature Page Follows ]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

 By: ____________________________

Name: Andrew Rogers

Title:   President

NATIONAL ASSET MANAGEMENT, INC.

By: ____________________________

Name:

Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Astor Long/Short ETF Fund	1.00%
Astor Active Income ETF Fund	0.70%
Astor ST.A.R.ETF Fund	1.00%

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130

ASTOR ACTIVE INCOME ETF FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on August 16,

2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Astor Active Income ETF Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and National Asset Management, Inc. and (ii) any other matters properly brought before the Meeting.

THIS  PROXY  WILL,  WHEN  PROPERLY  EXECUTED,  BE  VOTED  AS  DIRECTED  HEREIN  BY  THE  SIGNING  SHAREHOLDER(S).    IF  NO  CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

__________________________________________

Signature

Date

__________________________________________

 Signature (if held jointly)

 Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.   PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

VOTE BY PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1 (866) 751-6310 and provide the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:  ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and National Asset Management, Inc.	□	□	□

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

A copy of the Proxy Statement and sample Proxy Ballot is available online at:

www.proxyonline.us/docs/astorfunds.pdf

THANK YOU FOR VOTING

TAG ID:  12345678

SCANNER BAR CODE

CUSIP:

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130

ASTOR LONG /SHORT ETF FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on August 16,

20123 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Astor Long /Short ETF Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and Astor Asset Management LLC and (ii) any other matters properly brought before the Meeting.

THIS  PROXY  WILL,  WHEN  PROPERLY  EXECUTED,  BE  VOTED  AS  DIRECTED  HEREIN  BY  THE  SIGNING  SHAREHOLDER(S).    IF  NO  CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

__________________________________________

Signature

Date

__________________________________________

 Signature (if held jointly)

 Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.   PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy: VOTE BY PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1 (866) 751-6310 and provide the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:  ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and National Asset Management, Inc.	□	□	□

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

A copy of the Proxy Statement and sample Proxy Ballot is available online at:

www.proxyonline.us/docs/astorfunds.pdf

THANK YOU FOR VOTING

TAG ID:  12345678

SCANNER BAR CODE

CUSIP:

Northern Lights Fund Trust

17605 Wright Street, Omaha, NE 68130

ASTOR S.T.A.R. ETF FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2013

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on August 16,

2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Astor S.T.A.R. ETF Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and National Asset Management, Inc. and (ii) any other matters properly brought before the Meeting.

THIS  PROXY  WILL,  WHEN  PROPERLY  EXECUTED,  BE  VOTED  AS  DIRECTED  HEREIN  BY  THE  SIGNING  SHAREHOLDER(S).    IF  NO  CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.   Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

__________________________________________

Signature

Date

__________________________________________

 Signature (if held jointly)

 Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.   PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

VOTE BY PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1 (866) 751-6310 and provide the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment advisory agreement between the Trust, on behalf of the Fund, and National Asset Management, Inc.	□	□	□

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

A copy of the Proxy Statement and sample Proxy Ballot is available online at:

www.proxyonline.us/docs/astorfunds.pdf

THANK YOU FOR VOTING

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